EXHIBIT 1

              MEMBERS OF BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

                                       OF

                     DAIMLERCHRYSLER AG ("DAIMLERCHRYSLER")

                                       AND

           DAIMLERCHRYSLER NORTH AMERICA HOLDING CORPORATION ("DCNAH")


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A.       DAIMLERCHRYSLER AG

1.       SUPERVISORY BOARD

     *Employee Representative

NAME AND BUSINESS ADDRESS          PRINCIPAL OCCUPATION                                        CITIZENSHIP
-------------------------          --------------------                                        -----------
Hilmar Kopper,                     Chairman of Supervisory Board of DaimlerChrysler               German
Epplestrasse 225
70567 Stuttgart
Germany

Erich Klemm*                       Chairman of Corporate Works Council,                           German
Epplestrasse 225                   DaimlerChrysler and DaimlerChrysler Group
70567 Stuttgart
Germany

Prof. Dr. Heinrich Flegel*         Director Research Manufacturing, Engineering,                  German
Epplestrasse 225                   DaimlerChrysler; Chairman of the Management
70567 Stuttgart                    Representative Committee, DaimlerChrysler Group
Germany

Nate Gooden*                       Vice President of the International United                 United States
Epplestrasse 225                   Automobile, Aerospace and Agricultural Implement
70567 Stuttgart                    Workers of America (VAW)
Germany

Earl G. Graves                     Chairman and Chief Executive Officer of Earl G.            United States
Epplestrasse 225                   Graves, Ltd. (Publisher, Black Enterprise
70567 Stuttgart                    magazine); Managing Director, Black
Germany                            Enterprise/Greenwich Street Corporate Growth
                                   Partners

Dr. Thomas Klebe*                  Director, Department for General Shop Floor Policy             German
Epplestrasse 225                   and Codetermination, German Metalworkers' Union
70567 Stuttgart
Germany
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NAME AND BUSINESS ADDRESS          PRINCIPAL OCCUPATION                                        CITIZENSHIP
-------------------------          --------------------                                        -----------
Arnaud Lagardere                   General Partner and CEO of Lagardere SCA                       French
Epplestrasse 225
70567 Stuttgart
Germany

Jurgen Langer*                     Chairman of the Works Council of the                           German
Epplestrasse 225                   Frankfurt/Offenbach Dealership, DaimlerChrysler
70567 Stuttgart
Germany

Robert J. Lanigan                  Chairman Emeritus of Owens - Illinois Inc.;                United States
Epplestrasse 225                   Founder Partner, Palladium Equity Partners
70567 Stuttgart
Germany

Helmut Lense*                      Chairman of Works Council, Stuttgart-Unterturkheim             German
Epplestrasse 225                   Plant, DaimlerChrysler
70567 Stuttgart
Germany

Peter A. Magowan                   President of San Francisco Giants                          United States
Epplestrasse 225
70567 Stuttgart
Germany

William A. Owens                   Vice Chairman and Chief Executive Officer, Nortel          United States
Epplestrasse 225                   Networks Corporation
70567 Stuttgart
Germany

Gerd Rheude*                       Chairman of Works Council, Worth Plant,                        German
Epplestrasse 225                   DaimlerChrysler
70567 Stuttgart
Germany

Udo Richter*                       Chairman of the Works Council, Bremen Plant,                   German
Epplestrasse 225                   DaimlerChrysler
70567 Stuttgart
Germany

Wolf Jurgen Roeder*                Member of the Executive Council, German                        German
Epplestrasse 225                   Metalworkers' Union
70567 Stuttgart
Germany
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NAME AND BUSINESS ADDRESS          PRINCIPAL OCCUPATION                                        CITIZENSHIP
-------------------------          --------------------                                        -----------
Dr. rer. pol. Manfred Schneider    Chairman of the Supervisory Board of Bayer AG                  German
Epplestrasse 225
70567 Stuttgart
Germany

Stefan Schwaab*                    Vice Chairman of the Works Council, Gaggenau                   German
Epplestrasse 225                   Plant, DaimlerChrysler; Vice Chairman of the
70567 Stuttgart                    Corporate Works Council, DaimlerChrysler and
Germany                            DaimlerChrysler Group

Bernhard Walter                    Former Chairman of the Board of Managing Directors             German
Epplestrasse 225                   of Dresdner Bank AG
70567 Stuttgart
Germany

Lynton R. Wilson                   Chairman Emeritus of the Board of CAE Inc.; Chairman          Canadian
Epplestrasse 225                   of Board of Nortel Networks Corporation
70567 Stuttgart
Germany

Dr.- Ing. Mark Wossner             Former CEO and Chairman of the Supervisory Board               German
Epplestrasse 225                   of Bertelsmann AG
70567 Stuttgart
Germany


2.       BOARD OF MANAGEMENT

NAME AND BUSINESS ADDRESS          PRINCIPAL OCCUPATION                                        CITIZENSHIP
-------------------------          --------------------                                        -----------
Prof. Jurgen E. Schrempp           Chairman of the Board of Management                            German
Epplestrasse 225
70567 Stuttgart
Germany

Guenther Fleig                     Board of Management Member                                     German
Epplestrasse 225
70567 Stuttgart
Germany

Dr. phil. Rudiger Grube            Board of Management Member                                     German
Epplestrasse 225
70567 Stuttgart
Germany

Thomas W. LaSorda                  Board of Management Member                                    Canadian
Epplestrasse 225
70567 Stuttgart
Germany
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NAME AND BUSINESS ADDRESS          PRINCIPAL OCCUPATION                                        CITIZENSHIP
-------------------------          --------------------                                        -----------
Andreas Renschler                  Board of Management Member                                     German
Epplestrasse 225
70567 Stuttgart
Germany

Eric Ridenour                      Board of Management Member                                 United States
Epplestrasse 225
70567 Stuttgart
Germany

Thomas W. Sidlik                   Board of Management Member                                 United States
Epplestrasse 225
70567 Stuttgart
Germany

Bodo Uebber                        Board of Management Member                                     German
Epplestrasse 225
70567 Stuttgart
Germany

Dr. -Ing. Thomas Weber             Board of Management Member                                     German
Epplestrasse 225
70567 Stuttgart
Germany

Dr. -Ing. Dieter Zetsche           Board of Management Member                                     German
Epplestrasse 225
70567 Stuttgart
Germany
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B.   DAIMLERCHRYSLER NORTH AMERICA HOLDING CORPORATION

                                          POSITION IN
NAME AND BUSINESS ADDRESS                    DCNAH         PRINCIPAL OCCUPATION                        CITIZENSHIP
-------------------------                    -----         --------------------                        -----------
Bodo Uebber                                 Director       Board of Management Member                     German
Epplestrasse 225                                           DaimlerChrysler AG
70567 Stuttgart
Germany

Timothy P. Dykstra                         Director,       Vice President and Treasurer -             United States
1000 Chrysler Drive                    President and CEO   NAFTA, DaimlerChrysler Corporation
Auburn Hills, MI  48326-2766

Bernd Niess                                 Director       Vice-President, Risk Controlling/              German
Epplestrasse 225                                           Project-Trade Finance,
70567 Stuttgart                                            DaimlerChrysler AG
Germany

Peter Zirwes                               Director,       Director,Corporate Finance                     German
1000 Chrysler Drive                        Assistant       and Capital Markets,
Auburn Hills, MI  48326-2766               Treasurer       DaimlerChrysler Corporation

Michael Muehlbayer                          Director       Treasurer, DaimlerChrysler AG                  German
Epplestrasse 225
70567 Stuttgart
Germany

Paul L. Wolff                            Director, Vice    Vice-President, Tax Affairs,               United States
1000 Chrysler Drive                    President Taxation  DaimlerChrysler Corporation
Auburn Hills, MI  48326-2766

Donna England                              Assistant       Senior Manager, External Reporting         United States
1000 Chrysler Drive                        Controller      and Consolidation, DaimlerChrysler
                                                           Corporation
Auburn Hills, MI  48326-2766

Holly E. Leese                             Secretary       Assistant General Counsel,                 United States
1000 Chrysler Drive                                        DaimlerChrysler Corporation
Auburn Hills, MI  48326-2766

John Kassen                                Assistant       Senior Manager, Treasury,                  United States
1000 Chrysler Drive                        Treasurer       DaimlerChrysler Corporation
Auburn Hills, MI  48326-2766

Kathleen Horgan                            Assistant       Director, Financial Risk Controlling &     United States
1000 Chrysler Drive                        Treasurer       Administration, DaimlerChrysler
Auburn Hills, MI  48326-2766                               Corporation

Dan Jacobs                                 Assistant       Senior Manager - NAFTA,                    United States
1000 Chrysler Drive                        Treasurer       Corporate Finance,
Auburn Hills, MI  48326-2766                               DaimlerChrysler Corporation

Sonya E. DuMoulin                          Assistant       Senior Manager, Debt Capital Markets,      United States
1000 Chrysler Drive                        Treasurer       DaimlerChrysler Corporation
Auburn Hills, MI  48326-2766
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                                          POSITION IN
NAME AND BUSINESS ADDRESS                    DCNAH         PRINCIPAL OCCUPATION                        CITIZENSHIP
-------------------------                    -----         --------------------                        -----------
Stanley Roegner                            Assistant       Senior Manager, Federal Taxes,             United States
1000 Chrysler Drive                        Secretary       DaimlerChrysler Corporation
Auburn Hills, MI  48326-2766

Walter P. Bodden, Jr.                      Assistant       Director, Cash and Foreign                 United States
1000 Chrysler Drive                        Treasurer       Exchange Management,
Auburn Hills, MI  48326-2766                               DaimlerChrysler Corporation

Byron C. Babbish                           Assistant       Senior Staff Attorney,                    United States
1000 Chrysler Drive                        Secretary       DaimlerChrysler Corporation
Auburn Hills, MI  48326-2766

Rebecca Vanderbeek                         Assistant       Senior Tax Counsel,                       United States
1000 Chrysler Drive                        Secretary       DaimlerChrysler Corporation
Auburn Hills, MI  48326-2766

Kurt J. Simko                              Assistant       Senior Manager - NAFTA,                   United States
1000 Chrysler Drive                        Treasurer       Finance Administration,
Auburn Hills, MI  48326-2766                               DaimlerChrysler Corporation
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